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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

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REGISTRATION RIGHTS AGREEMENT

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Expiring July 31, 2008

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REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of July 31, 2001, among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), ASSOCIATED MEZZANINE INVESTORS-PESI, L.P., a Delaware limited partnership, and BRIDGE EAST CAPITAL, L.P., a limited partnership organized and existing under the laws of the Cayman Islands (collectively, the "Investors").

          1. Definitions:

          Commission: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

          Common Stock: the common stock of the Company, par value $.001 per share.

          Exchange Act: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Initiating Holders: the meaning specified in section 2.1.

          NASD: the National Association of Securities Dealers.

          Note Agreement: the Note and Warrant Purchase Agreement among the Investors and the Company, dated as of July 31, 2001, as it may from time to time be amended or modified.

          Notes: the Senior Subordinated Notes due July 31, 2006 issued by the Company pursuant to the Note Agreement.

          Other Securities: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 of the Warrants or otherwise.

          Person: an individual, a partnership, an association, a joint venture, a corporation, a limited liability company, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

          Public Offering: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

          Registrable Securities: (a) any shares of Common Stock or Other Securities issued or issuable upon exercise of the Warrants and (b) any securities issued or issuable with respect to any Common Stock or Other Securities referred to in subdivisions (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

          Registration Expenses: all expenses incident to the Company's performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and transfer taxes, if any.

          Restricted Securities: (a) any Warrants bearing a Restrictive Legend, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing a Restrictive Legend, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so

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issued, will be evidenced by a certificate or certificates bearing a Restrictive Legend.

          Restrictive Legend: (a) with respect to a Warrant, a legend, stamped or otherwise imprinted thereon, in substantially the following form:

     "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

and (b) with respect to a certificate representing shares of Common Stock (or Other Securities), a legend, stamped or otherwise imprinted thereon, in substantially the following form:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares are also subject to certain restrictions on transferability imposed by Common Stock Purchase Warrants expiring July 31, 2008, a copy of which is on file at the offices of the Company."

          Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

          Warrants: the Common Stock Purchase Warrants issued by the Company as of July 31, 2001, evidencing rights to purchase an aggregate of 1,091,624 shares of Common Stock, and all Warrants issued in substitution therefor.

          2. Registration under the Securities Act, etc.

                         2.1. Registration Upon Request. (a) Upon the written request of the holders of at least 25% of the outstanding Registrable Securities (the "Initiating Holders"), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and

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specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of outstanding Registrable Securities, and thereupon will use its best efforts to effect its registration under the Securities Act of

     (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holder or Holders for disposition in accordance with the intended method of disposition state in such request, and

     (ii) all other Registerable Securities the holders  of which have made written requests to the Company for registration thereof within 20 Business Days after the giving of such written notice by the Company (which request shall specify the intended method of disposition thereof)

all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Subject to subdivision (f), the Company may include in such registration other securities for sale for its own account or for the account of any other Person.

          (b) Number of Registrations. The Company shall not be required to effect more than two registrations pursuant to this section 2.1.

          (c) Registration Statement Form. The Company may, if permitted by law, effect any registration requested under this section 2.1 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) or, if counsel for the Company deems that such a registration statement is not available for the registration of the Registrable Securities to which such registration relates under applicable law, on such other form as counsel for the Company may deem to be appropriate under the Securities Act.

          (d) Expenses. The Company will pay all Registration Expenses in connection with any registration effected pursuant to this section 2.1.

          (e) Selection of Underwriters. If, in the discretion of the holders of a majority (by number of shares) of the Registrable Securities, any offering pursuant to this section 2.1 shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by such holders and shall be acceptable to the Company, which shall not unreasonably withhold its acceptance of such underwriter or underwriters.

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          (f) Effective Registration Statement. A registration requested pursuant to this section 2.1 will not be deemed to have been effected (i) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders shall be deemed to have been effected by the Company at the request of such Initiating Holders, unless such Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (for any reason other than a misrepresentation or an omission by the Initiating Holders), or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by such Initiating Holders.

          (g) Priority in Requested Registrations. If a requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in any such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the Initiating Holders, pro rata among such holders on the basis of the number of shares of such securities requested to be included by such holders, (ii) second, other Registrable Securities requested to be included in such registration, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders, and (iii) third, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

          (h) Delay at Company's Request. With respect to any registration requested under this section 2.1, the Company may postpone for not more than 90 days, on one occasion only with respect to each such request, the filing or effectiveness of a

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registration statement if the Company determines that such registration would be likely to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets not in the ordinary course of business or any merger, consolidation, tender offer or similar transaction, or any other material event not in the ordinary course of business, provided that in case of such postponement the holders of Registrable Securities initiating the request for registration will be entitled to withdraw such request, and if so withdrawn such request will not count as one of the permitted requested registrations under this section 2.1. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this section 2.1.

          2.2. Incidental Registration. (a) Right to Include Registrable Securities. Notwithstanding any limitation contained in section 2.1, if the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (a) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but

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not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1 and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this section 2.2 shall relieve the Company of its obligation to effect any registration statement upon request under section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2.

          (b) Priority in Incidental Registrations. If a registration pursuant to this section 2.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

     (i) if such registration as initially proposed by the Company was primarily a registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, and (y) second, any Registrable Securities requested to be included in such registration, and any other securities the Company proposes to include in such registration statement, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders; and

     (ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration, pro rata among the holders thereof, on the basis of the number of shares of such securities requested to be included by such holders, and (y) second, any Registrable Securities requested to be included in such registration, pro rata among (A) the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders together with (B) any other

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securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

         2.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in sections 2.1 and 2.2, the Company will as expeditiously as possible:

     (a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel (such review to be limited to matters relating to the holders whose Registrable Securities are to be included in such registration and matters which might adversely affect such holders), and provided, further, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as (i) all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, (ii) in the case of any registration pursuant to section 2.1, the expiration of the Warrants in accordance with the terms thereof or (iii) in the case of any registration pursuant to section 2.2, 90 days after such registration statement becomes effective, provided that if less than all the

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Registrable Securities are withdrawn from registration after the relevant period, the shares to be so withdrawn shall be allocated pro rata among the holders thereof on the basis of the respective numbers of Registrable Securities held by them included in such registration;

      (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

     (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (e) only if and to the extent the same are being furnished by the Company to underwriters or other parties pursuant to requirements otherwise applicable to the Company, furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller of

     (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and

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     (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities;

     (f) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

     (h) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

     (i) use its best efforts to list all Registrable Securities covered by such registration statement on any

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securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

          The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by the acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the periods referred to in subdivision (b) of this section 2.3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (f) of this section 2.3 and including the date when each seller of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this section 2.3.

          2.4. Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to the registration requested under section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Copmany and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters

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other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of section 2.2(b), use its best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, except as may be otherwise permitted herein. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters.

          (c) Holdback Agreements. (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to section 2.1 or any underwritten registration pursuant to section 2.1 has become effective, or, if the managing underwriter advises the Company in writing that, in its opinion, no such public sale or distribution should be effected for a specified period longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such holder of Registrable Securities of such advice, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration, whether or not such holder participates in such registration.

          (ii) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after the closing of any underwritten registration pursuant to section 2.1 or any underwritten registration pursuant to section 2.1 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 or any successor or similar forms thereto, or if the managing underwriter advises the Company in writing that in its opinion no such public sale or distribution should be effected for a specified period

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longer than 90 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration, during a reasonable longer period after such underwritten registration, except as part of such underwritten registration.

          2.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.6. Certain Rights of Holders. The Company will not file any registration statement under the Securities Act which refers to any holder of any Notes or Registrable Securities by name or otherwise as the holder of any securities of the Company, unless it shall first have given to such holder the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

           2.7. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to section 2.1 or 2.2, the seller of Registrable Securities covered by any such registration statement, its directors and officers, each other Person who participates as

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an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof, and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such

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seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers. The seller of any Registrable Securities in any registration statement filed pursuant to section 2 will indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each Person who participates as an underwriter in the offering or sale of securities by the Company, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, provided that such seller's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment upon advice of counsel a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the

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indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) Indemnification Payments. The indemnification required by this section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          2.8. Covenants Relating to Rule 144. The Company will file reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any holder of Restricted Securities, deliver such reports to such holder.

          3. Notices. Any notice and other communication to be given or made under this Agreement shall be in writing and shall be delivered by facsimile transmission, hand or courier service, or mailed by registered or certified mail, return receipt requested, to the appropriate address set forth below or at such other address as shall have been furnished by the party who is to receive any such notice or communication in writing to the other party. Any notice so addressed and delivered by facsimile transmission, hand or courier shall be deemed to be given when received, and any notice so addressed and mailed by registered or certified mail shall be deemed to be given three business days after being so mailed.

          For the Investors:

          Associated Mezzanine Investors-PESI, L.P.
                         c/o Associated Mezzanine Investors, LLC
                         436 Frogtown Road
                          New Canaan, Connecticut 06840-4411

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                          Attention: John Katz and Susan C. Penny

                           Facsimile: 203-966-2618

           Copy to:    Becker, Glynn, Melamed & Muffly LLP
                                                          299 Park Avenue
                                                          New York, New York 10171
                                                          Attention: Bruce A. Rich, Esq.
                                                          Facsimile: 212-888-0255

           Bridge East Capital, L.P.
           c/o W.S. Walker & Co.
                            Caledonian House
                            Mary Street, Georgetown
                            Grand Cayman, Cayman Islands, BWI

           Copy to:      Bridge East Management, LLC
                                                              575 Fifth Avenue, 22nd floor
                                                               New York, New York 10017
                                                               Attention: John P. Oswald
                                                           Facsimile: 212-277-1001

                            Copy to:      LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                                                               125 West 55th Street
                                                               New York, New York 10019
                                                               Attention: John R. Fallon, Jr., Esq.
                                                               Facsimile: 212-424-8500

                          For the Company:

          Perma-Fix Environmental Services, Inc.
          1940 Northwest 67th Place
          Gainesville, Florida 32653
          Attention: President
          Facsimile: 352-373-0040

                         Copy to:        Conner & Winters, A Professional
                                                                       Corporation
                          211 North Robinson, Suite 1700
                          Oklahoma City, Oklahoma 73102
                          Attention: Irwin N. Steinhorn, Esq.
                          Facsimile: 405-232-2695

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          4. Miscellaneous.

                        4.1. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         4.2. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that no amendment or waiver which adversely or prejudicially affects any one holder of Registrable Securities (the "Affected Holder") vis-à-vis the other holders of Registrable Securities shall be effective without the approval in writing of the Affected Holder.

         4.3. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         4.4. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         4.5. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

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         4.6. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not limit or otherwise affect the meaning of this Agreement.

         4.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                        PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                        By:
                                                                   Name:
                                                               Title:

                        ASSOCIATED MEZZANINE INVESTORS-PESI, L.P.

                                                        By: Associated Mezzanine Investors, LLC,
                                                                  its General Partner

                                                                  By:
                               Name:
                               Title:

                                                        BRIDGE EAST CAPITAL, L.P.

                                                        By: Bridge East Partners, LDC
                                                                  its General Partner

                        By: Bridge East Holdings, LLC
                                                                 its General Partner

                                                        By:
                            Name: John P. Oswald
                                                                 Title: Director

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